UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 5, 2005

Power3 Medical Products, Inc.

(Exact name of registrant as specified in its charter)

New York	0-24921	65-0565144
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3400 Research Forest Drive, Suite B2-3
The Woodlands, Texas  77381

(Address of principal executive offices and zip code)

(281) 466-1600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement

On September 6, 2005, the Company executed a promissory note in the principal amount of $80,000 payable to Dr. Ira L. Goldknopf (the “Payee”).  Under the terms of the note, the principal amount of eighty thousand dollars ($80,000), (the “Principal”) shall be due and payable on or before March 6, 2006 (the “Maturity Date”).  Should the Principal not be repaid as of March 6, 2006, interest of 6 % per year on any unpaid Principal amount will be earned by the Payee until such time as all of the Principal amount is repaid.  This Note may be repaid at any time prior to March 6, 2006, without interest or penalty.

On September 5, 2005, the Company executed a promissory note in the principal amount of $200,000 payable to Cordillera Fund L.P. (the “Holder”).  Pursuant to the promissory note, the Company promised to pay to the Holder $200,000 in cash within one business day of the closing of the Company’s sale of $1,600,000 in debentures pursuant to the Securities Purchase Agreement dated October 28, 2004, as amended.  If that closing, which is to occur within five trading days of the effectiveness of the Company’s pending registration statement on Form SB-2 (Registration No. 333-122227), does not occur on or before October 31, 2005, the entire unpaid principal balance will be due on October 31, 2005.   Interest, computed on the unpaid balance of the Note, shall be due and payable at Payee’s option, as follows: (A) the accrued and unpaid simple interest calculated at ten (10%) per cent per annum until and up to an event of default, as defined in the Note; or after an event of default, at a rate of twelve (12%) per cent per annum until the Note is paid in full; or (B) the accrued and unpaid interest payable on this Note shall be considered paid, in full, upon Maker’s issuance and delivery of restricted shares of Maker’s common stock at $0.00 cost basis per share to Payee, such issuance and delivery to occur on or before the earlier of the 95th day or 2 days following the effectiveness of the registration statement, subject to the provisions of the Securities Purchase Agreement.   Upon an event of default, as defined in the Note, and until such event of default has been cured, the holder of this Note may, at its option, without further notice or demand, (i) declare the outstanding principal balance of this Note, and accrued, but unpaid interest payable on this Note in cash at the rate provided, at once due and payable; (ii) declare the outstanding principal balance of this Note, and accrued but unpaid interest payable on this Note in Maker’s unrestricted common stock at $0.00 cost basis per share at once due and payable at a rate calculated as 166,000 X 5%=Number of Late Penalty Shares to be issued to Payee per 30 calendar day period past the event of default, where the minimum pro-rata period is determined by the closest calendar 15-day anniversary past such that principal, interest and penalty shares are delivered to Payee in full; (iii) pursue any and all rights, remedies and recourses available to the holder hereof; or (iv) pursue any combination of the foregoing.

Amendment to June 17, 2005 Note

On June 17, 2005, Power3 Medical Products, Inc. (the “Company”) executed a promissory note in the principal amount of $ 396,500 payable to John Fife (the “Holder”).  Pursuant to the promissory note, the Company promised to pay to the Holder $ 396,500 in cash upon the earlier of (i) the Maturity Date of August 11, 2005; or (ii) the fifth day following the effective date of the Company’s registration statement on Form SB-2.  The Company has the right to prepay all or part of any outstanding amounts under the promissory note without penalty at any time prior to the maturity date.  The promissory note provides for interest at an annual rate of 18% per annum, beginning on the Maturity Date or from the day such interest is due as specified above.   The note is secured by a Stock Pledge Agreement, entered into on June 17, 2005, by Steven B. Rash, Chairman and CEO of Power3 Medical Products, Inc. (the “Pledgor”), wherein the Pledgor has agreed to pledge 6,000,000 shares of common stock as security for (i) the performance of the Company of its obligations under its Series 2005 Note described above and (ii) the performance by Pledgor of its Guaranty delivered to the Secured Party of even date herewith.   If on any monthly anniversary during the term of the Note, the market value of the Collateral then held by the escrow agent, does not equal or exceed 300% of the principal amount of the note, then the Pledgor shall deliver to escrow, within 3 days of such date, a certificate for additional shares and the necessary stock powers equal to not less than 300% of the principal amount of the Note.  The Pledgor shall deliver same and a statement setting forth the necessary amount of Collateral, not later than the first business day following such anniversary.

On September 6, 2005, the parties to the above promissory note agreed to amend the original note, thereby changing the amount to be repaid, by Power3, to John Fife to $446,500 and changing the due date of the note to be October 31, 2005.   All other provisions of the note remain in effect, as originally stated in the Note Payable.

Amendment to April 5, 2005 Note

On April 5, 2005, Power3 Medical Products, Inc. executed a promissory note in the principal amount of $251,000 payable to Cordillera Fund L.P. (the “Holder”).  As part of the Note executed on September 5, 2005, a new Promissory Note in the principal amount of $200,000 referenced above, certain items in the Note executed on April 5, 2005 were amended as follows: (i) the date August 15th as used in Section 1. (i) in the April 5, 2005 Note is replaced by November 15, 2005; (ii) Section 1.(ii) B in the April 5, 2005 Note is replaced by the following language: the accrued and unpaid interest payable on this Note shall be considered paid, in full, upon Maker’s issuance of common stock at $0.00 cost basis per share to Payee, such issuance and delivery to occur on the earlier of the 95th day or 2 days following the effectiveness of the registration statement, subject to the provisions of the Securities Purchase Agreement; and (iii) the number 166,000 in Section 3 of the April 5th Note is replaced with 209,166 with the same intended use in provisions added herein to Section 3 of the April 5, 2005 Note.

Item 2.03                                             Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 6, 2005, the Company became obligated on a promissory note in the amended principal amount of $ 446,500.   Please refer to “Item 1.01-Amendment to a Material Definitive Agreement” above for further information.

On September 6. 2005, the Company became obligated on a promissory note in the principal amount of $80,000.  Please refer to “Item 1.01-Entry Into a Material Definitive Agreement” above for further information.

On September 5, 2005, the Company became obligated on a promissory note in the principal amount of $200,000.   Please refer to “Item 1.01-Entry Into a Material Definitive Agreement” above for further information.

Item 9.01                                             Financial Statements and Exhibits

( c )                            Exhibits

Exhibit Number	Description

Exhibit 10.1*	Amended Promissory Note, date of original issue, June 13, 2005, executed June 17, 2005, and amended September 2, 2005, between the Company and John Fife for the sum of $446,500.

Exhibit 10.2*	Promissory Note dated September 6, 2005, executed September 6, 2005, by Steven B. Rash, Chairman and CEO of Power3 Medical Products, Inc.

Exhibit 10.3*	Promissory Note dated September 2, 2005, executed September 2, 2005, by Steven B. Rash, Chairman and CEO of Power3 Medical Products, Inc.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Power3 Medical Products, Inc.

	By:	/s/ Steven B. Rash
Steven B. Rash
Chairman and CEO

Date: September 9, 2005